UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2008

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.—Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2008, ACCO Brands Corporation (the “Company”) announced that David D. Campbell resigned and retired from his position as Chief Executive Officer and as a member of the Board of Directors of  (the Company) effective immediately.  Robert J. Keller, the Company’s Chairman of the Board of Directors, has been appointed Chief Executive Officer.  Mr. Keller will continue to serve as Chairman of the Board.  Further information with respect to the Company’s announcement regarding Mr. Keller’s appointment and Mr. Campbell’s resignation and retirement is contained in the Company’s press release attached as Exhibit 99.1 hereto and incorporated by reference herein.

Mr. Keller, 54, has served as the Company’s Chairman since September 2008 and has served as a member of the Company’s Board of Directors since August 2005.  From March 2004 until February 2008, Mr. Keller served as President and Chief Executive Officer of APAC Customer Services, Inc., a leading provider of customer care services and solutions to a variety of industries.  Prior to his service with APAC, Mr. Keller served in various capacities at Office Depot, Inc. from February 1998 through September 2003, most recently as President, Business Services Group.

Item 5.03—Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On October 22, 2008 the Board of Directors of the Company, acting upon the recommendation of the Corporate Governance and Nominating Committee, approved amendments to the Company’s By-laws, as previously amended (the “By-laws”).  The amendments, which are reflected in the amended By-laws of the Company (the “Amended By-laws”) filed as Exhibit 3.1 to this report, took effect upon adoption.  As described in more detail below, the primary purpose for the amendments was to revise provisions relating to the requirements for advance notice by stockholders seeking to submit nominations and proposals for action at meetings.  In addition, certain amendments were made to the by-law provisions that address Board committee meetings and indemnification.

Section 8 of Article II of the By-laws, which addresses meetings of the Company’s stockholders, was amended to, among other things:

•
Clarify that, apart from submitting proposals and nominations in compliance with Rule 14a-8 under the Securities and Exchange Act of 1934, the advance notice provisions of the Amended By-laws provide the exclusive means by which a stockholder may make nominations or submit other business before an annual or special meeting of stockholders;

•
Modify the time period for the submission by a stockholder of advance notice of nominations or other business to be brought by such stockholder before an annual or special meeting.  With respect to annual meetings, prior to this amendment, notice generally was required to be submitted not later 120 days in advance of the first anniversary of the prior year’s annual meeting.  The Amended By-laws now provide that such notice must be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the prior year’s annual meeting, with such period being adjusted in the event that the date of the meeting falls outside of a specified range of days before and after the anniversary date;

•
Expand the information required to be provided by a stockholder in its notice to include, in addition to the information previously required under the By-laws, (i) the text of the proposal or proposed business, (ii) information relating to any arrangement or understanding among the stockholder and, if any, the beneficial owner on whose behalf the nomination or proposal is being made, (iii) information relating to hedging or other transactions and arrangements having the effect or intent of mitigating loss or managing risk or benefit of share price changes or changing voting power, (iv) representations as to the intentions of the stockholder with respect to appearance at the annual meeting and solicitation of proxies in favor of the proposed business, and (v) if requested by the Company, additional information concerning any proposed director nominee as reasonably necessary to determine such nominee’s eligibility to serve as a director of the Company.  In addition, Section 8 now contains an express requirement that the proponent update certain information provided in the notice not later than 10 days after the record date of the meeting.

•
Clarify certain circumstances under which proposed business will not be transacted, as well as specify that a stockholder (or its qualified representative, as defined in Section 8(C) of Article II) must appear at the meeting at which such stockholder’s nomination or proposal of other business is being considered.

Additionally, the amendments to Section 8 address the interplay between the advance-notice provisions contained in Section 8 and rules and regulations under the Securities Exchange Act of 1934, as amended, and reflect certain other technical refinements to the advance-notice provisions.

Section 2 of Article III of the By-laws was amended to specify that, subject to rights of holders of any series of preferred stock, the number of directors of the Company shall be no fewer than eight and no greater than eleven.  After giving effect to Mr. Campbell’s resignation as described above, the Board of Directors is currently comprised of eight directors.

Section 7 of Article III of the By-laws was amended to include a provision that expressly allows waiver of notice of any meeting of any committee of the Board of Directors, except under certain circumstances.

Section 12 of Article VII of the Amended By-laws, which addresses indemnification, has been added to provide that no amendment, alteration or repeal of the indemnification provisions of Article VII will affect any right or protection of an officer or director in respect of acts or omissions of such officer or director occurring prior to such amendment, alteration or repeal.

The foregoing description of the amendments to the Company’s By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-laws, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

3.1           By-laws of the Company, as amended through October 22, 2008

99.1           Press release dated October 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: October 24, 2008	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

3.1           By-laws of the Company, as amended through October 22, 2008

99.1           Press release dated October 22, 2008